                              THE KENSINGTON FUNDS

                    Supplement Dated November 25, 2003 to the
                         Prospectus dated August 1, 2003

The following supplements the current disclosure on Page 36 of the Prospectus under the section "Sales Charge Waivers -Class A Shares" in order to add the following information:

Class A Shares of the Funds may be sold with a reduced or eliminated sales charge:

     - to investors investing the proceeds of redemptions from another mutual fund complex within 90 days after redemption, provided that the investor paid a front-end or back-end sales charge when acquiring or redeeming those shares.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE